UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	4-1-05

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 1, 2004 Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership, specifically Series 47 thereof, entered into various agreements relating to Coleman Fountainhead, a Texas limited partnership (the "Operating Partnership") on behalf of Series 47 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 1, 2004(the "Operating Partnership Agreement"), pursuant to which Series 47 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 24 unit apartment complex for families located at Santa Anna in Coleman County, Texas, which is known as Mira Vista (the "Apartment Complex"). The Apartment Complex consists of 12 buildings containing 14 one-bedroom units, 10 two-bedroom units and 0 three-bedroom units. Amenities include playground, picnic area, rental office, and 48 parking spaces. Construction of the Apartment Complex commenced on December 1, 2004 and was completed in March 17, 2005. 100% Occupancy was completed on March 31, 2005.

The Operating Partnership is receiving construction financing in the amount of $320,000 (the "Construction Mortgage") from Rural Development. The Construction Mortgage bears interest at the rate of 1% per annum and has a 30 year amortization period and 30 year term. The Operating Partnership expects to receive permanent financing in the amount of $220,000 (the "Permanent Mortgage") from the Texas Department Of Housing and Community Affairs. The Permanent Mortgage is expected to bear interest at 1.25% per annum payable over a 30 year amortization period and a 30 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Fountainhead Affiliates, Inc., (the "General Partner"). The principal of the General Partner is Patrick A. Barbolla. Fountainhead Affiliates has syndicated twenty-three (23) properties with BCP. Five of the properties are corporate deals, six are private, and twelve are public. Twenty-two (22) of the twenty-three (23) properties are located in the state of Texas.

Series 47 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $514,849 to the Operating Partnership in 3 installments as follows:

    $386,137 (the "First Installment") on (i) the Effective Date, (ii) HOME Mortgage Loan Closing, and; (iii) Construction Authorization
    $51,485 (the "Second Installment") on (i) Carryover Issuance and (ii) Ten Percent Test Certification, (iii) the; Completion Date, (iv) Cost Certification, (v) receipt by the Limited Partners of currently dated certificates, in form and substance satisfactory to the Special Limited Partner, evidencing that insurance coverage is in place as required pursuant to Section 6.5(c), and (vi) strict compliance with and satisfaction of all of the post closing due diligence items set forth on Schedule D
    $77,227 (the "Third Installment") on (i) the Initial Full Occupancy Date, (ii) Permanent Mortgage; Commencement, (iii) State Designation, (iv) receipt by the Limited Partners of an opinion of counsel to the Partnership concerning the Mortgage Loan(s), including the non-recourse nature thereof, satisfactory as to form, content and counsel to the Special Limited Partner, (v) the completion, following the Initial Full Occupancy Date, of a Tenant File Review which discloses no material violations of the Code or of Credit Agency rules and regulations; provided, however, that for purposes of this Third Installment only, in the event that the General Partner does not receive either the approval or rejection of the Special Limited Partner with respect to the Tenant File Review within twenty-one (21) days of the Special Limited Partner's receipt of all of the documentation requested in connection therewith, this subparagraph (v) shall be deemed to have been satisfied, (vi) Breakeven, and (vii) receipt by the Limited Partners of a copy of the Partnership's owner's title insurance policy, as endorsed through Permanent Mortgage Commencement, with such policy and endorsement to have no survey exception and otherwise to be in form and substance satisfactory to the Special Limited Partner.

The First Installment has been paid by Series 47.

The total Capital Contribution of Series 47 to the Operating Partnership is based on the Operating Partnership receiving $677,500 in Tax Credits during the 10-year period commencing in 2005 of which 99.99% ($677,430) will be allocated to Series 47 as the Investment Limited Partner of the Operating Partnership.

Series 47 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	.01%	80%	.01%
Series 47	99.99%	19.999%	99.99%
Special Limited Partner	0%	.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 47.

Series 47 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2005 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $850. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2005 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $1,420. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $136,752. The Development Fee, which fee shall be earned in full as to each building in the Apartment Complex as of the date the construction of such building is completed, shall be due and payable only in accordance with Section 6.11 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 27, 2005

BOSTON CAPITAL TAX CREDIT FUND V L.P.

By: Boston Capital Associates V L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President